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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported) December 8, 2003

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

   Delaware                              1-13936             52-1940834
   --------                            ----------            ----------
(State or other Jurisdiction of        (Commission          (IRS Employer
Incorporation or Organization)         File Number)         Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
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               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEM 5.  OTHER EVENTS.
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         On December 8, 2003,  BostonFed Bancorp,  Inc., the holding company for
Boston Federal Savings Bank and Broadway National Bank, announced that it received regulatory approval from the Office of Thrift Supervision ("OTS") to merge its two banks, with Boston Federal Savings Bank as the surviving bank, and to become a savings and loan holding company regulated by the OTS upon consummation of the merger. The Company expects to complete the merger effective at the close of business on December 31, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1 Press Release dated December 8, 2003.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BOSTONFED BANCORP, INC.



Dated:  December 8, 2003        By: /s/ John A. Simas
                                    -------------------------------------
                                Name:  John A. Simas
                                Title: Executive Vice President, Chief Financial
                                       Officer and Secretary


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                                  EXHIBIT INDEX


Exhibit 99.1      Press Release Dated December 8, 2003.